OTHER FINANCIAL ASSETS	12 Months Ended
Dec. 31, 2020
Disclosure of financial assets [line items]
Disclosure of other assets [text block]

12) OTHER FINANCIAL ASSETS

Details of other financial assets at December 31, 2019 and 2020 are as follow:

	Thousands of U.S. dollars
	2019	2020
Other non-current receivables (*)	9,457	5,972
Non-current guarantees and deposits	45,195	32,220
Total non-current	54,652	38,192
Other current receivables	76	12
Current guarantees and deposits	1,018	1,146
Total current	1,094	1,158
Total	55,746	39,350

(*) “Other non-current receivables” as of December 31, 2019 and 2020 primarily comprise a loan granted by the subsidiary RBrasil to third parties. The effective annual interest rate is CDI + 3.75% p.a., maturity in five years beginning on May 4, 2017, when the value of the loan will be amortized in a single installment.